PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT NET

Property, plant and equipment, net consisted of the following:

	December 31,
	2023	2022
	USD in thousands
Cost:
Machinery and laboratory equipment	626	619
Leasehold improvements, office furniture and equipment	171	351
Computers and computer software	237	182
	1,034	1,152
Less: accumulated deprecation	(557)	(504)
Total property and equipment, net	477	648